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                                                                     EXHIBIT 5.1


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                         CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our joint audit report dated March 28, 2003 (except as to note 14 which is as of May 28, 2003) incorporated by reference in the Registration Statement on Form F-10, Amendment No. 1 and related Prospectus of Research In Motion Limited dated January 14, 2004.



/s/ Ernst & Young LLP
Toronto, Canada
January 14, 2004